SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): March 10, 2005


                        MAINSOURCE FINANCIAL GROUP, INC.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   INDIANA                        0-12422                     35-1562245
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(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

         201 NORTH BROADWAY              GREENSBURG, INDIANA    47240
         ---------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)

                                 (812) 663-0157
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              (Registrant's telephone number, including area code)

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 1.01.  Entry into a Material Definitive Agreement.

         On March 10, 2005, MainSource Financial Group, Inc., an Indiana corporation (the "Company"), and MainSource Bank, an Indiana state chartered bank and a wholly owned subsidiary of the Company ("MainSource"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with National City Corporation, a Delaware corporation ("National City"), and The Madison Bank & Trust Company, an Indiana state chartered bank and a wholly owned subsidiary of National City ("Madison"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Madison will merge with and into MainSource (the "Merger"), with MainSource continuing as the surviving corporation. The press release with respect thereto is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         Upon consummation of the Merger, the Company has agreed to pay National City an amount equal to the sum of Madison's total equity capital, 7.54% of Madison's deposits and 6.0% of the book value of Madison's outstanding loans as of the date of closing. The aggregate consideration to be paid to National City is estimated to be approximately $30 million. The transaction is subject to customary conditions including approval by regulatory authorities and is expected to close in the third quarter of 2005.

         The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

         On March 10, 2005, the Company issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           MAINSOURCE FINANCIAL GROUP, INC.


                           March 10, 2005

                           /s/ James L. Saner, Sr.
                           -------------------------------------------------
                           James L. Saner, Sr.
                           President and Chief Executive Officer

                           March 10, 2005

                             /s/ Donald A. Benziger
                           -------------------------------------------------
                           Donald A. Benziger
                           Senior Vice President & Chief Financial Officer

                           March 10, 2005

                              /s/ James M. Anderson
                           -------------------------------------------------
                           James M. Anderson
                           Controller & Principal Accounting Officer




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                                INDEX TO EXHIBITS

 Exhibit No.   Description
 -----------   -----------

     2.1        Merger Agreement with National City Corporation
     99.1       Mainsource Press Release